Exhibit 10.27


                                                    Phase Two
                                                    February 25, 1998

                                   SHORT FORM
                         AGREEMENT FOR THE PROVISION OF
                       FIBER OPTIC FACILITIES AND SERVICES

1.       PREAMBLE

This Agreement is entered into as of February 27, 1998 between Northeast Utilities Service Company, a specially chartered Connecticut corporation, The Connecticut Light and Power Company, a Connecticut corporation, Western Massachusetts Electric Company, a Massachusetts corporation, and Public Service Company of New Hampshire, a New Hampshire corporation, (collectively "NU") and NECOM LLC, a Massachusetts limited liability company ("NECOM").

2.       RECITALS

2.1 WHEREAS, NU is the owner of transmission structures, subtransmission structures, conduits, and associated civil works ("Structures") and has certain rights to use easements and/or rights of way within which the Structures are located in the State of Connecticut, the Commonwealth of Massachusetts, the State of Maine and the State of New Hampshire as part of NU's electric transmission system;

2.2 WHEREAS, NECOM seeks to use certain of the Structures to install a fiber optic cable which will consist of not less than 48 and not more than 144 singlemode fiber optic filaments, at least 36 of which will be used by NECOM for its communication system and 12 of which will be used by NU for its communication system or otherwise as permitted by this Agreement; and

2.3 WHEREAS, the parties have entered into an agreement of even date relating to portions of Cable, hereinafter defined, which was installed prior to the date hereof; and

2.4 WHEREAS, NU is willing to permit the use of certain of its Structures for the purposes described in clause 2.2 in exchange for title to the Cable as and to the extent set forth in Sections 5.1 and 5.2, the use of 12 singlemode fiber optic filaments and the payment of certain annual fees.

NOW THEREFORE, in consideration of the mutual covenants, terms, and conditions contained in this Agreement, the parties agree as follows:

3.       DEFINITIONS

3.1 Activation Date - The date on which the Cable on a Route Segment is accepted by the parties as operational.

3.2 Cable - Fiber optic filaments consisting of either NUNet, NEON, or both, and any suitable core, jacketing or sheath.

3.3 Indefeasible Right of Use - An indefeasible right of use, for the purposes described herein, in NU's Structures, Space and the Route as set forth in
Section 4.1, including without limitation all of the rights and privileges of an Indefeasible Right of Use as generally understood and interpreted in the communications industry as an exclusive ownership right relating to communication transmission capacities and facilities.

3.4 NECOM's Space - Floor space to be provided to NECOM by NU, as available in the sole judgment of NU, in existing facilities or in New Buildings of NU along the Route for the placement of Equipment to be used solely in connection with NEON.

3.5 NEON - The fiber optic filaments in the Cable (other than the 12 fibers to be used by NU as NUNet), NECOM's Equipment and NECOM's Space.

3.6 NUNet - Twelve fiber optic filaments in one or more single color-coded tubes within the Cable, NU's Equipment and NU's Space.

3.7 NU's Space - Floor space to be provided to NU by NECOM in New Buildings or facilities of NECOM for the placement of Equipment to be used solely in connection with NUNet.

3.8 Route - That portion of NU's transmission route designated in Exhibit 3.26 attached to the Complete Agreement referred to in Section 8.1.

3.9 Route Segment - A portion of the Route between any two of the numbered points set forth in Exhibit 3.26 attached to the Complete Agreement referred to in Section 8.1. The Route Segment includes a location within the cities or towns and counties listed in Exhibit 3.10.

4.       NECOM'S RIGHT TO USE; OBLIGATION TO BUILD

4.1 Right of Use. The parties will install, or cause to be installed, the Cable in accordance with the provisions of this Agreement. Upon the installation on or after the date of this Agreement with respect to Cable on a Route Segment or alternate path, NECOM shall have an Indefeasible Right of Use, for the purposes described herein, in that Route Segment or alternate path and in NU's Structures and Space for the operation of NEON, for the Term defined in Section 7.1 and on the terms and subject to the conditions set forth herein.

4.2 Limitation on Use. NECOM shall use NEON solely to serve its customers in accordance with applicable state and federal regulations.

4.3 Other Cables/Facilities. This Agreement shall not be construed as limiting or restricting NU in any manner from using its structures, easements and/or rights of way for the installation of its fiber optic cables or telecommunication facilities for its own use or that of third parties.

5.       OWNERSHIP OF THE CABLE

5.1 Title; Tax Accounting. Legal title to the Cable and to any item of Equipment installed upon NU's Structures shall be held by NU, except as herein set forth. With respect to the Cable and NUNet, but excluding NEON, NU shall have absolute legal and beneficial ownership, subject to certain rights and restrictions set forth in the Complete Agreement. Legal title to the portions of NEON installed on or after the date hereof shall be held by NECOM during the term of this Agreement and with respect thereto, NECOM shall have absolute legal and beneficial ownership during the term of this Agreement. NU agrees and acknowledges that, notwithstanding installation of NEON upon NU's Structures, NEON shall not become a fixture on any real estate or real estate interest of NU but rather shall remain the personal property of NECOM.

5.2 Vesting of Title in NU. Legal title to NEON shall vest in NU upon termination of this Agreement or of any applicable Route Segment.

6.       TERM AND TERMINATION

6.1 Period. The term of this Agreement shall be for a period (the "Term") commencing on the date hereof, and ending on September 27, 2024 ("the Ending Date") and shall automatically renew on September 27, 2024 and thereafter for five year periods until terminated by either party upon notice given one year or more prior to September 27, 2024 or any renewal date thereafter.

7.       SHORT FORM; INCONSISTENCIES

7.1 Short Form. The parties have entered into another agreement of even date regarding the same subject matter which other agreement contains further provisions concerning the relationships between the parties (the "Complete Agreement"). This Agreement is a shortened form of the Complete Agreement and is created solely for the purpose of recording or filing it in appropriate public records. In the event of any inconsistencies between this Agreement and the Complete Agreement, the provisions of the Complete Agreement shall control.


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

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first above written.


Witnessed by:                 Northeast Utilities Service Company
  /s/ Daniel P. Venora        By: /s/ David H. Boguslawski
      ----------------        -----------------------------------------
                              Print: Name: David H. Boguslawski
                              Title: Vice President - Energy Delivery


                              The Connecticut Light and Power Company


  /s/ Daniel P. Venora        By: /s/ David H. Boguslawski
      ----------------        -----------------------------------------
                              Print: Name: David H. Boguslawski
                              Title: Vice President - Energy Delivery


                              Western Massachusetts Electric Company


  /s/ Daniel P. Venora        By: /s/ David H. Boguslawski
      ----------------        -----------------------------------------
                              Print: Name: David H. Boguslawski
                              Title: Vice President - Energy Delivery


                              Public Service Company of New Hampshire


  /s/ Daniel P. Venora        By: /s/ David H. Boguslawski
      ----------------        -----------------------------------------
                              Print: Name: David H. Boguslawski
                              Title: Vice President - Energy Delivery


                              NECOM LLC
                              By: its Manager, FiveCom, Inc.

  /s/ Anna Strannen           By: /s/ Victor Colantonio
      ----------------        -----------------------------------------
                              Print Name: Victor Colantonio
                              Title: President


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

State of Connecticut                                           February 26, 1998
County Hartford, ss. Berlin

         Personally appeared David H. Boguslawski, the Vice President of Northeast Utilities Service Company, and acknowledged the foregoing instrument to be the free act and deed of Northeast Utilities Service Company, before me,

                                        /s/ Deborah A. Taurel
         affix notarial                     ---------------------------------
              seal                          print name:
                                            Notary Public
                                            My Commission expires:


State of Connecticut                                           February 26, 1998
County Hartford, ss. Berlin

         Personally appeared David H. Boguslawski, the Vice President of The Connecticut Light and Power Company, and acknowledged the foregoing instrument to be the free act and deed of The Connecticut Light and Power Company, before me,

                                        /s/ Deborah A. Taurel
         affix notarial                     ---------------------------------
              seal
                                            Notary Public
                                            My Commission expires:


State of Connecticut                                           February 26, 1998
County Hartford, ss. Berlin

         Personally appeared David H. Boguslawski, the Vice President of Western Massachusetts Electric Company and acknowledged the foregoing instrument to be the free act and deed of Western Massachusetts Electric Company, before me,

                                        /s/ Deborah A. Taurel
         affix notarial                     ---------------------------------
              seal
                                            Notary Public
                                            My Commission expires:

State of Connecticut                                           February 26, 1998
County Hartford, ss. Berlin

         Personally appeared David H. Boguslawski, the Vice President of Public Service Company of New Hampshire, and acknowledged the foregoing instrument to be the free act and deed of Public Service Company of New Hampshire, before me,

                                        /s/ Deborah A. Taurel
         affix notarial                     ---------------------------------
              seal
                                            Notary Public
                                            My Commission expires:






State of                                                                 ,1998
County of                   , ss.

         Personally appeared ________________________, the
______________________ of NECOM LLC, and acknowledged the foregoing instrument to be the free act and deed of NECOM LLC, before me,

                                            ---------------------------------
         affix notarial
              seal                          Notary Public
                                            My Commission expires:

                                  EXHIBIT 3.10


Cities or Towns and Counties in which the Route Segment is located and in which this agreement is to be filed or recorded



State                               County                    Municipality
-----                               ------                    ------------
CONNECTICUT                         Fairfield                 Bridgeport
                                                              Darien
                                                              Easton
                                                              Fairfield
                                                              Norwalk
                                                              Stamford
                                                              Stratford
                                                              Trumbull
                                                              Weston
                                                              Wilton

                                    Hartford                  Berlin
                                                              Hartford
                                                              New Britain
                                                              Rocky Hill
                                                              Southington
                                                              Wethersfield

                                    Middlesex                 East Haddam
                                                              East Hampton
                                                              Haddam
                                                              Middlefield
                                                              Middletown

                                    New Haven                 Bethany
                                                              Cheshire
                                                              Hamden
                                                              Meriden
                                                              Milford
                                                              Orange
                                                              Wallingford
                                                              Woodbridge



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

State                               County                    Municipality
-----                               ------                    ------------
CONNECTICUT                         New London                East Lyme
                                                              Groton
                                                              Ledyard
                                                              Lyme
                                                              Montville
                                                              North Stonington
                                                              Stonington
                                                              Waterford



MASSACHUSETTS                       Franklin                  Erving
                                                              Leverett
                                                              Montague
                                                              Northfield
                                                              Sunderland
                                                              Warwick

                                    Hampden                   Chicopee

                                    Hampshire                 Amherst
                                                              Granby
                                                              South Hadley

NEW HAMPSHIRE                       Cheshire                  Hinsdale
                                                              Keene
                                                              Nelson
                                                              Stoddard
                                                              Sullivan
                                                              Swanzey
                                                              Winchester

                                    Hillsborough              Antrim
                                                              Deering
                                                              Goffstown
                                                              Hillsborough
                                                              Hudson
                                                              Pelham
                                                              Weare



                                       -8-

NEW HAMPSHIRE                       Rockingham                Greenland
                                                              Hampton
                                                              Hampton Falls
                                                              Newington
                                                              North Hampton
                                                              Portsmouth
                                                              Seabrook
                                                              Windham


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